PROSPECTUS SUPPLEMENT                                EXHIBIT 99.1
(To Prospectus dated October 25, 2004)               REGISTRATION NO. 333-44286


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                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Europe 2001 HOLDRS" section of the base prospectus shall be replaced with the following:

                                                               Primary U.S.
                                                     Share        Trading
Name of Company(1)                    Ticker        Amounts       Market
-----------------------------       ---------     ----------   -------------
AEGON, N.V.                             AEG           5.2          NYSE
Alcatel*                                ALA            3           NYSE
Amdocs Limited                          DOX            3           NYSE
ARM Holdings plc*                      ARMHY           8          NASDAQ
ASM International N.V.                 ASMI           13          NASDAQ
ASML Holding N.V.                      ASML            7          NASDAQ
AstraZeneca PLC.*                       AZN            4           NYSE
AXA*                                    AXA            6           NYSE
Bookham Inc.                           BKHM           1.2         NASDAQ
BP p.l.c.*                              BP             4           NYSE
Business Objects S.A.*                 BOBJ           4.5         NASDAQ
Cable & Wireless p.l.c.*                CWP            4           NYSE
DaimlerChrysler AG                      DCX            4           NYSE
Deutsche Telekom AG*                    DT             5           NYSE
Diageo p.l.c.*                          DEO            5           NYSE
Elan Corporation, p.l.c.*               ELN            4           NYSE
Ericsson LM Telephone Company*         ERICY          1.6         NASDAQ
GlaxoSmithKline p.l.c.*                 GSK            6           NYSE
Infineon Technologies AG*               IFX            5           NYSE
ING Group N.V.*                         ING            4           NYSE
IONA Technologies p.l.c.*              IONA            3          NASDAQ
Koninklijke Philips Electronics N.V.    PHG            5           NYSE
Millicom International Cellular S.A.*  MICC            8          NASDAQ
Nokia Corp.*                            NOK            5           NYSE
Novartis AG*                            NVS            5           NYSE
Qiagen N.V.                            QGEN            6          NASDAQ
Repsol YPF, S.A.*                       REP           11           NYSE
Royal Dutch Petroleum Company            RD            3           NYSE
Ryanair Holdings p.l.c.*               RYAAY           8          NASDAQ
Sanofi-Aventis SA*                      SNY         4.6956         NYSE
SAP AG*                                 SAP            4           NYSE
Scottish Power p.l.c.*                  SPI            7           NYSE
Serono S.A.*                            SRA            9           NYSE
Shire Pharmaceuticals Group p.l.c.*    SHPGY           4          NASDAQ
Skillsoft p.l.c.*                      SKIL            6          NASDAQ
STMicroelectronics N.V.                 STM            4           NYSE


                                                  (continued on following page)

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                                                                   Primary U.S.
                                                      Share         Trading
    Name of Company                     Ticker       Amounts        Market
------------------------              ---------    -----------    -------------
Telefonica S.A.*(1)                      TEF       4.555843218       NYSE
Total S.A.*                              TOT            3            NYSE
UBS AG                                   UBS            3            NYSE
Unilever N.V.                            UN             3            NYSE
Vivendi Universal*                        V             3            NYSE
Vodafone Group p.l.c.*                   VOD            6            NYSE
WPP Group p.l.c.*                       WPPGY           3           NASDAQ

-------------------------
(1) Effective July 18, 2005, the merger of Telefonica S.A. (NASDAQ:
"TRRA") and Terra Networks S.A., each a constituent of Europe 2001 HOLDRS Trust, became effective. As a result, Terra Networks S.A. will no longer be an underlying security of the Europe 2001 HOLDRS Trust. For the 15 shares of Terra Networks S.A. per 100 share round lot of Europe 2001 HOLDRS, The Bank of New York will receive 1.11111111 shares of Telefonica S.A.

* The securities of these non-U.S. companies trade in the United
States as American Depository Receipts. Please see "Risk Factors" and "Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2005.